United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 29, 2004

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

1-9396
(Commission File Number)

Delaware	86-0498599
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

(a) Definitive Agreement and Plan of Merger

As previously announced, on September 8, 2004, Fidelity National Financial, Inc., a Delaware corporation (“FNF”), Fidelity National Information Services, Inc., a Delaware corporation and wholly-owned subsidiary of FNF (“FIS”), Fuscia Merger Sub, Inc., a Georgia corporation and a wholly-owned subsidiary of FIS (“Merger Sub”), and InterCept, Inc., a Georgia corporation (“InterCept”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into InterCept (the “Merger”), with InterCept continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of FIS.

The Merger Agreement provided that InterCept shareholders would receive $18.90 per share of InterCept common stock and that FNF would have the option to pay the $18.90 consideration in all cash or in a combination of cash and FNF stock. Pursuant to Article 3A of the Merger Agreement, FNF has elected to pay the entire $18.90 consideration in cash and the parties to the Merger Agreement have amended and restated the Merger Agreement on September 29, 2004, to reflect this election (as amended and restated, the “Amended Merger Agreement”).

For additional information, reference is made to the Merger Agreement and the FNF press release dated September 9, 2004 announcing the Merger, both previously included on Form 8-K filed by FNF on September 14, 2004. Reference is also made, and the foregoing description is qualified in its entirety by reference, to the complete text of the Amended Merger Agreement which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
2.1	Amended and Restated Agreement and Plan of Merger, among Fidelity National Financial, Inc., Fidelity National Information Services, Inc., Fuscia Merger Sub, Inc. and InterCept, Inc., dated as of September 29, 2004 (incorporated by reference to Appendix A to the Proxy Statement of InterCept, Inc. filed on September 29, 2004).

99.1	Press Release, dated September 29, 2004, of Fidelity National Financial, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date: September 29, 2004	By:	/s/ Alan L. Stinson
Name: Alan L. Stinson Title: Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
2.1	Amended and Restated Agreement and Plan of Merger, among Fidelity National Financial, Inc., Fidelity National Information Services, Inc., Fuscia Merger Sub, Inc. and InterCept, Inc., dated as of September 29, 2004 (incorporated by reference to Appendix A to the Proxy Statement of InterCept, Inc. filed on September 29, 2004).

99.1	Press Release, dated September 29, 2004, of Fidelity National Financial, Inc.